SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  December 11, 1998
(Date of earliest event reported)


             Nomura Asset Securities Corporation (Series 1998 - D6)
             ------------------------------------------------------
                (n/k/a CAPCO America Securitization Corporation)
             (Exact name of registrant as specified in its charter)


    Delaware                     33-48481-06                 13-3672336
---------------------     ---------------------    -----------------------------

 (State or Other                (Commission               (I.R.S. Employer
 Jurisdiction of                File Number)             Identification No.)
  Incorporation



        Two World Financial Center, Building B, New York, New York 10281
--------------------------------------------------------------------------------
                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300



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Item 5.  Other Events.

     Ethan Penner, who was appointed Chief Executive Officer and President of CCA at its formation on June 29, 1998, resigned that office and was appointed Vice Chairman of the Board of Directors of CCA on August 14, 1998. Mr. Penner resigned as Vice Chairman of the Board of Directors on September 16, 1998. Also, William Wraith, IV, the co-chief executive officer and co-president of NHA and the chairman of the Board of Directors of NSI, and Mark McGauley, the chief operating officer of NHA, have resigned from those positions and as members of the CCA Board of Managers. On November 20, 1998, Boyd Fellows and Brian Pilcher, CCA's former Co-Chief Executive Officers resigned. CCA appointed Michael L. Hurdelbrink as its new Chief Executive Officer. Hurdelbrink was also appointed President and Chief Executive Officer of the Depositor. On December 11, 1998, NHA announced that CCA will not undertake any new loan commitments.

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               CAPCO AMERICA SECURITIZATION
                                               CORPORATION


                                               By /s/ Michael Hurdelbrink
                                                  ------------------------------
                                                  Name:  Michael Hurdelbrink
                                                  Title: President & CEO

Date:  December 14, 1998